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                                                                   EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Form S-1 Registration Statement of our report dated July 25, 2000 relating to the financial statements of the Ford Motor Company Customs Compliance Department, which appear in this Form S-1 Registration Statement as amended and incorporated herein. We also consent to the references to us under the headings "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

Detroit, Michigan
October 12, 2000